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                                                                    EXHIBIT 10.1


                         AMENDMENT TO JOHN A. MORELLI'S
                              EMPLOYMENT AGREEMENT
                             DATED NOVEMBER 1, 2000

         THIS AMENDMENT, made as of the 30th day of September 2002 by and between FATS, Inc., a Delaware corporation (the "Company"), and John A. Morelli (the "Executive").

         THIS AMENDMENT hereby amends certain terms of Mr. Morelli's employment agreement as follows:

         1. EMPLOYMENT TERM - the term of this employment agreement is hereby extended by one year and shall end on October 1, 2004.

         2. TERMINATION WITHOUT CAUSE - the Executive will be paid an amount equal to his annual Base Salary as in effect immediately prior to the Executive's termination of employment, payable in substantially equal bi-weekly installments during the twelve (12) month period immediately following the Executive's termination of employment with the Company.

         3. TERMINATION SEVERANCE PAYMENTS - the severance amount payable to the Executive during the 12-month period following the Executive's termination shall not be reduced by any salary, bonus or other compensation which the Executive receives from any other company as an employee, director or consultant.

                  All other terms and conditions of Mr. Morelli's employment remain as stated in the November 1, 2000 Employment Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Amendment the day and year above written.

                                FATS, INC.


                                By:
                                         --------------------------------------
                                         Ron R. Mohling
                                Its:     Chairman of the Board and CEO


                                Executive:

                                By:
                                         --------------------------------------
                                         John A. Morelli
                                         Chief Financial Officer